UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 29, 2008

Asset Acceptance Capital Corp.

(Exact name of Registrant as specified in its charter)

Delaware	000-50552	80-0076779
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

28405 Van Dyke Avenue

Warren, MI 48093

(Address of principal executive offices)

Registrant’s telephone number, including area code: (586) 939-9600

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 140.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Item 5.02(e) — Amendments to Employment Agreements

On December 29, 2008, Asset Acceptance, LLC, a wholly owned subsidiary of Asset Acceptance Capital Corp. (the “Company”), and Rion B. Needs, the Company’s Senior Vice President and Chief Operating Officer, (effective January 1, 2009, Mr. Needs became the Company’s President and Chief Executive Officer as previously reported) entered into an Amendment No. 2 (the “Needs Amendment”) to Mr. Needs’ Employment Agreement dated July 20, 2007, as previously amended. In addition, on December 31, 2008, Asset Acceptance, LLC and Mark A Redman, the Company’s Senior Vice President and Chief Financial Officer, entered into an Amendment No. 3 (the “Redman Amendment”) to Mr. Redman’s Employment Agreement dated September 30, 2002, as previously amended.

Both the Needs Amendment and the Redman Amendment are designed to facilitate each employment agreement’s compliance with Section 409A of the Internal Revenue Code (“Section 409A”) and to make some administrative changes. In particular, these Amendments include, among other things, specification of payment dates for amounts that may be due under the employment agreements, modification of the definition of “substantial breach” in order to be compliant with Section 409A, and inclusion of a six-month delay in payment in situations where payments would otherwise not be compliant with Section 409A.

The foregoing does not purport to be a complete description of the amendments to the employment agreements and is qualified in its entirety by reference to the full text of the Needs Amendment, a copy of which is attached hereto as Exhibit 10.1 and is incorporated by reference herein, and to the full text of the Redman Amendment, a copy of which is attached hereto as Exhibit 10.2 and is incorporated by reference herein.

Item 9.01.	Financial Statements and Exhibits.

The following exhibits are furnished herewith:

Exhibit Number	Exhibit Description
10.1	Amendment No. 2 to Employment Agreement, dated December 29, 2008, between Rion B. Needs and Asset Acceptance, LLC.

10.2	Amendment No. 3 to Employment Agreement, dated December 31, 2008, between Mark A. Redman and Asset Acceptance, LLC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

January 2, 2009	Asset Acceptance Capital Corp.

	By:	/s/ E.L. Herbert
	Name:	E.L. Herbert
	Title:	Vice President-General Counsel

EXHIBIT INDEX

Exhibit No.	Description
10.1	Amendment No. 2 to Employment Agreement, dated December 29, 2008, between Rion B. Needs and Asset Acceptance, LLC.

10.2	Amendment No. 3 to Employment Agreement, dated December 31, 2008, between Mark A. Redman and Asset Acceptance, LLC.